Exhibit 99.2

HOME SYSTEM GROUP

AUDIT COMMITTEE CHARTER

 The Purpose of the Audit Committee

The purpose of the Audit Committee of Home System Group (the “Company”) is to represent and assist the board of directors in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions.  Management is responsible for (a) the preparation, presentation and integrity of the Company’s financial statements; (b) accounting and financial reporting principles; and (c) the Company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations.  The Company’s independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor.  Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s Code of Ethics.  The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors, taking into account the information it receives, discussions with the auditor, and the experience of the Audit Committee's members in business, financial and accounting matters.

Membership and Structure

The Audit Committee is comprised of at least three directors determined by the board of directors to meet the director and audit committee member independence requirements and financial literacy requirements of The NASDAQ Stock Market, Inc. (“NASDAQ”), the Securities and Exchange Commission or any other applicable requirements.  At least one member of the Audit Committee must be financially sophisticated, as determined by the Board, and no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of the Company's current subsidiaries at any time during the past three years, each as required by NASDAQ listing standards.  Appointment to the Audit Committee, including the designation of the Chair of the Audit Committee and the designation of any Audit Committee members as “audit committee financial experts”, shall be made on an annual basis by the full Board upon recommendation of the Governance and Nominating Committee.  Meetings of the Audit Committee shall be held at such times and places as the Audit Committee shall determine, including by written consent.  When necessary, the Audit Committee shall meet in executive session outside of the presence of any senior executive officer of the Company.  The Chair of the Audit Committee shall report on activities of the Audit Committee to the full Board.  In fulfilling its responsibilities the Audit Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

Operations

The Audit Committee meets at least four times a year, on a quarterly basis.  Additional meetings may occur as the Audit Committee or its chairperson deems advisable.  The Audit Committee shall meet in executive session privately, with the independent auditor, without the chief internal auditor and management present, not less frequently than quarterly.  The Audit Committee will cause adequate minutes of all its proceedings to be kept, and will report on its actions and activities at the next quarterly meeting of the board of directors of the Company.  Audit Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent.  The Audit Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the board of directors of the Company.  The Audit Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Nevada.

The Chairman of the Audit Committee is to be contacted directly by the chief internal auditor or the independent auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, may warrant follow-up by the Audit Committee.

Authority

The Audit Committee will have the resources and authority necessary to discharge its duties and responsibilities.  The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.  Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

The Audit Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Audit Committee.

Responsibilities

The Audit Committee:

1.

is directly responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditor, who shall report directly to the Audit Committee;

2.

obtains and reviews annually a report by the independent auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

3.

reviews and discusses with the independent auditor the written statement from the independent auditor concerning any relationship between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assesses the independence of the auditor;

4.

establishes policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor;

5.

reviews and discusses with the independent auditor: (a) its audit plans, and audit procedures, including the general audit approach, scope, staffing, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor's procedures with respect to interim periods;

6.

reviews and discusses reports from the independent auditor on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management;

7.

reviews and discusses with the independent auditor the independent auditor's judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such further matters as the independent auditors present the Audit Committee under generally accepted auditing standards;

8.

discusses with management and the independent auditor quarterly earnings press releases, including the interim financial information and business discussion included therein, reviews and discusses with management and independent auditor the unaudited quarterly or interim financial statements and the management discussion and analysis in the quarterly report or the annual report, the year-end audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, if deemed appropriate, recommends to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year;

9.

reviews and discusses with management and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the independent auditors;

10.

reviews and discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

11.

reviews and approves related-party transactions (as defined in the relevant NASDAQ requirements);

12.

reviews and discusses with management, the independent auditor, and the Company's chief internal auditor: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management); (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon;

13.

reviews annually with the chief internal auditor the scope of the internal audit program, and reviews annually the performance of both the internal audit group and the independent auditor in executing their plans and meeting their objectives;

14.

reviews and concurs in the appointment, replacement, reassignment, or dismissal of any chief internal auditor of the Company;

15.

reviews the use of auditors other than the independent auditor in cases such as management’s request for second opinions;

16.

reviews matters related to the corporate compliance activities of the Company;

17.

establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

18.

establishes policies for the hiring of employees and former employees of the independent auditor;

19.

publishes the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

20.

periodically reviews with the Company’s in-house and independent counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and any material reports or inquiries received from regulators or governmental agencies;

21.

obtains timely reports from management and the Company’s senior internal auditing executive and counsel that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Ethics, including disclosures of insider and affiliated party transactions;

22.

advises the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics;

23.

reviews and approves the Company’s Code of Ethics, as it may be amended and updated from time to time, and ensures that management has implemented a compliance program to enforce such Code; ensures that such compliance program includes reporting violations of such Code of Ethics to the Audit Committee;

24.

reviews reported violations of the Company’s Code of Ethics;

25.

reviews and approves (a) any change or waiver in the Company’s Code of Ethics for principal executives and senior financial officers and (b) any disclosures made on Form 8-K regarding such change or waiver;

26.

when appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct;

27.

will engage in an annual self-assessment with the goal of continuing improvement, and will annually review and reassess the adequacy of its charter, and recommends any changes to the full Board; and

28.

shall consult with management but may not delegate these responsibilities, except as specifically provided for above.

Adopted by the Board of Directors on July 31, 2007